                                                                   EXHIBIT 23(q)

                                POWER OF ATTORNEY


      KNOW ALL BY THESE PRESENTS, that Lisa Wilhelm Haag, a member of the Board of Trustees of MLIG Variable Insurance Trust (the "Trust"), whose signature appears below, constitutes and appoints Barry Skolnick, Frances Grabish and Kirsty Lieberman, respectively, and either of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Registration Statements on Form N-1A and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, and Securities Act of 1933, as applicable, with the Securities and Exchange Commission, including any applications for exemptions, "no action" assurances or other relief from the provisions of any of the federal securities laws and the rules and regulations thereunder as may be appropriate or necessary, granting unto said attorney-in-fact and agent, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.

Date: 9/8/05                              /s/ Lisa Wilhelm Haag
                                          Lisa Wilhelm Haag

State of Massachsuetts
County of Suffolk


      On the 8th day of September, before me came Lisa Wilhelm Haag, Trustee of MLIG Variable Insurance Trust, to me known to be said person and he signed the above Power of Attorney on behalf of MLIG Variable Insurance Trust.

                                          /s/ Annette Wint
                                          Notary Public

                                POWER OF ATTORNEY


      KNOW ALL BY THESE PRESENTS, that Kevin J. Tierney, a member of the Board of Trustees of MLIG Variable Insurance Trust (the "Trust"), whose signature appears below, constitutes and appoints Barry Skolnick, Frances Grabish and Kirsty Lieberman, respectively, and either of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Registration Statements on Form N-1A and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, and Securities Act of 1933, as applicable, with the Securities and Exchange Commission, including any applications for exemptions, "no action" assurances or other relief from the provisions of any of the federal securities laws and the rules and regulations thereunder as may be appropriate or necessary, granting unto said attorney-in-fact and agent, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.


Date: 9/8/05                              /s/ Kevin J. Tierney
                                          Kevin J. Tierney

State of Massachusetts
County of Suffolk


      On the 8th day of September, before me came Kevin J. Tierney, Trustee of MLIG Variable Insurance Trust, to me known to be said person and he signed the above Power of Attorney on behalf of MLIG Variable Insurance Trust.

                                          /s/ Annette Wint
                                          Notary Public

                                POWER OF ATTORNEY


      KNOW ALL BY THESE PRESENTS, that Robert M. Bordeman, a member of the Board of Trustees of MLIG Variable Insurance Trust (the "Trust"), whose signature appears below, constitutes and appoints Barry Skolnick, Frances Grabish and Kirsty Lieberman, respectively, and either of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Registration Statements on Form N-1A and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, and Securities Act of 1933, as applicable, with the Securities and Exchange Commission, including any applications for exemptions, "no action" assurances or other relief from the provisions of any of the federal securities laws and the rules and regulations thereunder as may be appropriate or necessary, granting unto said attorney-in-fact and agent, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.


Date: 9/8/06                              /s/ Robert M. Bordeman
                                          Robert M. Bordeman

State of Massachusetts
County of Suffolk


      On the 8th day of September, before me came Robert M. Bordeman, Trustee of MLIG Variable Insurance Trust, to me known to be said person and he signed the above Power of Attorney on behalf of MLIG Variable Insurance Trust.

                                          /s/ Annette Wint
                                          Notary Public